--------------------------------------------------------------------------------
                                                        Monthly Operating Report
----------------------------------------------------
CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS
----------------------------------------------------
CASE NUMBER:     02-47981-DML
----------------------------------------------------

                         United States Bankruptcy Court

                           Northern District of Texas

                               Ft. Worth Division

                            Monthly Operating Report

                           Month Ending: June 30, 2003

I declare under penalty of perjury that I have examined the following monthly operating report (Accrual Basis -1 through Accrual Basis - 7) and the accompanying attachments and these documents are true, correct, and complete. Declaration of the preparer is based on all information of which preparer has any knowledge.

Responsible party:


/s/ J. MICHAEL POSS                                      President
---------------------------------------------          -------------------------
   Original Signature of Responsible Party                      Title


     J. MICHAEL POSS                                       July 23, 2003
---------------------------------------------          -------------------------
      Printed name of Responsible Party                         Date

Preparer:


/s/ J. MICHAEL POSS                                    CFO
---------------------------------------------          -------------------------
     Original Signature of Preparer                             Title


     J. MICHAEL POSS                                       July 23, 2003
---------------------------------------------          -------------------------
     Printed name of Preparer                                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.          ACCRUAL BASIS - 1
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML                                 Page 1 of 2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------------------------
                                                                       SCHEDULE        MONTH        MONTH               MONTH
ASSETS                                                                   AMOUNT      Apr 2003     May 2003             June 2003
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
1    UNRESTRICTED CASH                                                135,954.72      139,112.94       29,512.59         71,207.71
-----------------------------------------------------------------------------------------------------------------------------------
2    RESTRICTED CASH
-----------------------------------------------------------------------------------------------------------------------------------
3    TOTAL CASH                                                       135,954.72      139,112.94       29,512.59         71,207.71
-----------------------------------------------------------------------------------------------------------------------------------
4    ACCOUNTS RECEIVABLE ( NET)                                       855,457.35      687,801.45      716,121.25        644,874.96
-----------------------------------------------------------------------------------------------------------------------------------
5    INVENTORY
-----------------------------------------------------------------------------------------------------------------------------------
6    NOTES RECEIVABLE                                                                  10,005.15       10,005.15         10,005.15
-----------------------------------------------------------------------------------------------------------------------------------
7    PREPAID EXPENSES                                                  21,076.41       47,648.58       46,483.24         27,048.86
-----------------------------------------------------------------------------------------------------------------------------------
8    OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
9    TOTAL CURRENT ASSETS                                           1,012,488.48      884,568.12      802,122.23        753,136.68
-----------------------------------------------------------------------------------------------------------------------------------
10   PROPERTY PLANT & EQUIPMENT                                                        69,041.10       84,636.78         84,860.88
-----------------------------------------------------------------------------------------------------------------------------------
11   LESS: ACCUMULATED DEPRECIATION / DEPLETION                                       (41,442.50)     (42,604.88)       (43,738.70)
-----------------------------------------------------------------------------------------------------------------------------------
12   NET PROPERTY PLANT EQUIPMENT                                      13,050.00       27,598.60       42,031.90         41,122.18
-----------------------------------------------------------------------------------------------------------------------------------
13   DUE FROM INSIDERS
-----------------------------------------------------------------------------------------------------------------------------------
14   OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)                      2.00
-----------------------------------------------------------------------------------------------------------------------------------
15   OTHER (ATTACH LIST)  See ACCRUAL BASIS - 1 Page 2 of 2             6,575.78      352,588.89      416,842.41        349,966.26
-----------------------------------------------------------------------------------------------------------------------------------
16   TOTAL ASSETS                                                   1,032,116.26    1,264,755.61     1,260,996.54     1,144,225.12
-----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
17   ACCOUNTS PAYABLE                                                                  61,807.29       67,566.84         35,673.84
-----------------------------------------------------------------------------------------------------------------------------------
18   TAXES PAYABLE
-----------------------------------------------------------------------------------------------------------------------------------
19   NOTES PAYABLE
-----------------------------------------------------------------------------------------------------------------------------------
20   PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------------------------------
21   SECURED DEBT
-----------------------------------------------------------------------------------------------------------------------------------
22   OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
23   TOTAL POSTPETITION LIABILITIES                                                    61,807.29       67,566.84         35,673.84
-----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
24   SECURED DEBT                                                   1,738,493.01    1,738,493.01    1,738,493.01      1,738,493.01
-----------------------------------------------------------------------------------------------------------------------------------
25   PRIORITY DEBT                                                      5,255.34        5,255.34        5,255.34          5,255.34
-----------------------------------------------------------------------------------------------------------------------------------
26   UNSECURED DEBT                                                   671,044.26      671,044.26      671,044.26        671,044.26
-----------------------------------------------------------------------------------------------------------------------------------
27   OTHER (ATTACH LIST)                                                            1,199,828.66    1,199,828.66      1,199,828.66
-----------------------------------------------------------------------------------------------------------------------------------
28   TOTAL PREPETITION LIABILITIES                                                  3,614,621.27    3,614,621.27      3,614,621.27
-----------------------------------------------------------------------------------------------------------------------------------
29   TOTAL LIABILITIES                                                              3,676,428.5     3,682,188.11      3,650,295.11
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
30   PREPETITION OWNERS EQUITY                                                     (2,198,429.07)  (2,198,429.07)    (2,198,429.07)
-----------------------------------------------------------------------------------------------------------------------------------
31   POST PETITION CUMULATIVE PROFIT OR (LOSS)                                       (213,243.88)    (296,807.79)      (373,877.75)
-----------------------------------------------------------------------------------------------------------------------------------
32   DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)                                                     74,045.29         66,236.83
-----------------------------------------------------------------------------------------------------------------------------------
33   TOTAL EQUITY                                                                  (2,411,672.95)  (2,421,191.57)    (2,506,069.99)
-----------------------------------------------------------------------------------------------------------------------------------
34   TOTAL LIABILITIES & OWNERS EQUITY                                              1,264,755.61    1,260,996.54      1,144,225.12
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

 --------------------------------------------------
 CASE NAME:    LIFELINE HOME HEALTH SERVICES, INC.       ACCRUAL BASIS - 1
 --------------------------------------------------
                                                           Page 2 of 2
 --------------------------------------------------
 CASE NUMBER:    02-47981-DML
 --------------------------------------------------

 OTHER ASSETS - Line 15                                SCHEDULE             Mar 2003            Apr 2003            May 2003
         Intercompany receivable                                          337,927.23          405,636.22          335,194.14
         Security deposits                             6,575.78             6,094.96            6,094.96            6,094.96
         Utility deposits                                                   4,826.00            4,125.57            4,125.57
         Advance payment to Medline                                         1,675.74              457.12            2,499.45
         Advance payment to Staples                                         2,064.96              528.54            2,052.14
               Total                                   6,575.78           352,588.89          416,842.41          349,966.26


 DIRECT CHARGES TO EQUITY - Line 32 *

   Offset to adjustment that shows the cash of Lifeline  Managed Home Care, Inc.
     (Case  #03-03-42389-DML) as included in the cash of Debtor.                              74,045.29            66,236.83

* The entry described on this line is not actually an adjustment to Equity. This line item represents a temporary adjustment to the financial statements of Debtor to give effect to the fact that the cash of Debtor's sister company (Lifeline Managed Home Care, Inc (Case
          #03-42389-DML) is subject to the cash collateral agreement with respect to Debtor.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.        ACCRUAL BASIS - 2
------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML                                 Page 1 of 2
------------------------------------------------------------------------------


      ----------------------------------------------------
      INCOME STATEMENT
      ----------------------------------------------------------------------------------------------------------------
                                                              MONTH          MONTH          MONTH         QUARTER
                                                                                                            TOTAL
                                                          ------------------------------------------------------------
      REVENUES                                               Apr 2003       May 2003       Jun 2003
      ----------------------------------------------------------------------------------------------------------------
      1    GROSS REVENUES                                     329,964.33     326,484.19     308,220.47       964,668.99
      ------------------------------------------------------------------------------------------------------------------
      2    LESS: RETURNS & DISCOUNTS
      ------------------------------------------------------------------------------------------------------------------
      3    NET REVENUE                                        329,964.33     326,484.19     308,220.47       964,668.99
      ------------------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      ------------------------------------------------------------------------------------------------------------------
      4    MATERIAL
      ------------------------------------------------------------------------------------------------------------------
      5    DIRECT LABOR                                       123,399.21     132,853.88     114,768.96       371,022.05
      ------------------------------------------------------------------------------------------------------------------
      6    DIRECT OVERHEAD
      ------------------------------------------------------------------------------------------------------------------
      7    TOTAL COST OF GOODS SOLD                           123,399.21     132,853.88     114,768.96       371,022.05
      ------------------------------------------------------------------------------------------------------------------
      8    GROSS PROFIT                                       206,565.12     193,630.31     193,451.51       593,646.94
      ------------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      ------------------------------------------------------------------------------------------------------------------
      9    OFFICER / INSIDER COMPENSATION                      10,416.66      10,416.66      10,416.66        31,249.98
      ------------------------------------------------------------------------------------------------------------------
      10   SELLING AND MARKETING                               25,122.75       3,120.06       2,686.32        30,929.13
      ------------------------------------------------------------------------------------------------------------------
      11   GENERAL & ADMINISTRATIVE                           135,756.40     194,271.72     204,066.30       534,094.42
      ------------------------------------------------------------------------------------------------------------------
      12   RENT & LEASE                                        15,527.20      15,961.21      15,264.31        46,752.72
      ------------------------------------------------------------------------------------------------------------------
      13   OTHER (ATTACH LIST)                                 41,249.95      31,576.28      20,970.22        93,796.45
      ------------------------------------------------------------------------------------------------------------------
      14   TOTAL OPERATING EXPENSES                           228,072.96     255,345.93     253,403.81       736,822.70
      ------------------------------------------------------------------------------------------------------------------
      15   INCOME BEFORE NON-OPERATING INCOME AND EXPENSE     (21,507.84)    (61,715.62)    (59,952.30)     (143,175.76)
      ------------------------------------------------------------------------------------------------------------------
      OTHER INCOME & (EXPENSES)
      ------------------------------------------------------------------------------------------------------------------
      16   NON-OPERATING INCOME                                    85.00                      1,162.34
      ------------------------------------------------------------------------------------------------------------------
      17   NON-OPERATING EXPENSE                                              (4,024.84)                      (4,024.84)
      ------------------------------------------------------------------------------------------------------------------
      18   INTEREST EXPENSE                                    (1,888.18)     (1,115.01)     (1,929.93)       (3,003.19)
      ------------------------------------------------------------------------------------------------------------------
      19   DEPRECIATION / DEPLETION                              (905.98)     (1,162.38)     (1,133.82)       (2,068.36)
      ------------------------------------------------------------------------------------------------------------------
      20   AMORTIZATION
      ------------------------------------------------------------------------------------------------------------------
      21   OTHER (ATTACH LIST)                                                                                     0.00
      ------------------------------------------------------------------------------------------------------------------
      22   NET OTHER INCOME & (EXPENSE)                        (2,709.16)     (6,302.23)     (1,901.41)      (10,912.80)
      ------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ------------------------------------------------------------------------------------------------------------------
      23   PROFESSIONAL FEES                                   15,000.00      15,000.00      15,000.00        45,000.00
      ------------------------------------------------------------------------------------------------------------------
      24   U.S. TRUSTEE FEES
      ------------------------------------------------------------------------------------------------------------------
      25   OTHER (ATTACH LIST) - Copying fees for mailing       4,341.00         546.06         216.25         5,103.31
      ------------------------------------------------------------------------------------------------------------------
      26   TOTAL REORGANIZATION EXPENSES                       19,341.00      15,546.06      15,216.25        50,103.31
      ------------------------------------------------------------------------------------------------------------------
      27   INCOME TAX
      ------------------------------------------------------------------------------------------------------------------
      28   NET PROFIT (Loss) *                                (43,558.00)    (83,563.91)    (77,069.96)     (204,191.87)
      ------------------------------------------------------------------------------------------------------------------

* See "Note to April Income Statement" on next page

-------------------------------------------------------------------------------
                                                       Monthly Operating Report

      ----------------------------------------------------
      CASE NAME:   LIFELINE HOME HEALTH SERVICES, INC.        ACCRUAL BASIS - 2
      ----------------------------------------------------
                                                              Page 2 of 2
      ----------------------------------------------------
      CASE NUMBER:     02-47981-DML
      ----------------------------------------------------

                                                                    Apr 2003                May 2003                 Jun 2003
         Line 13 Other
                 Answering service                                    405.94                  405.94                   405.94
                 Automobile parking and tolls                          20.00
                 Bank charges                                       1,843.04                  503.32                   681.26
                 Computer software and supplies                     2,334.84                4,083.37                 3,391.98
                 Consultants                                       13,882.19               10,050.65                 1,500.00
                 Employee recruitment                                   4.00                  362.00                     2.00
                 Equipment Rent/Lease                               1,624.58                1,624.58                 1,624.56
                 Filing fees                                        3,325.00
                 Licenses                                           3,500.00
                 Meals                                                 21.95
                 Office supplies                                    2,761.45                4,215.25                 2,230.72
                 Postage                                            1,538.09                1,225.82                 1,385.69
                 Printing and copying                                 423.25                  590.82
                 Professional liability insurance                     982.71                1,546.63                 1,546.63
                 Repairs and maintenance                            2,456.66                1,573.09                 2,651.25
                 Telephone                                          5,278.40                4,674.20                 2,304.66
                 Utilities                                            847.85                  705.61                   716.68
                 Late fees and penalties                                                       15.00                 2,528.85
                    Total Other Operating Disbursements            41,249.95               31,576.28                20,970.22
                                                                   =========               =========                =========


         Note to Income Statements for May 2003 and June 2003 for Lifeline Home Health Services, Inc.

          During the preparation of the June 2003 financial statements, an error was  discovered  that  affected  the  presentation  of  the  May  2003 financial statements.  During a posting routine, certain expenses that covered both May and June were  inadvertently  posted twice.  This had the  effect  of  overstating  the net loss  that was  reported  in the
          Monthly  Operating  Report  for  May.  The  amount  of the  error  was
          $16,751.32.  Rather  than amend and  refile the MOR for May 2003,  the correcting  entries  have been posted to the  appropriate  accounts in
          June.

                 Set out below is a schedule of the categories that were affected by the error in the MOR for May:

                    General and Administrative                $9,668.08
                    Office supplies                               95.00
                    Consultants                                2,500.00
                    Telephone                                  2,055.10
                    Medical supplies                              45.80
                    Miscellaneous expense                      2,387.34
                                                               --------
                                                             $16,751.32


                                                                                     Net loss that
                                                     Net loss that                   would have been reported
                             Net loss as             would have been reported        but for the error
                             stated on MOR           on restated income statement    that occurred in May
                             -------------           ---------------------------     --------------------------

 May 2003                    ($83,563.91)            ($66,812.59)
June 2003                    ($77,069.96)                                            ($93,821.28)

                               Consolidated Net Income for Lifeline Entities
                                           May 2003 and June 2003


Note: When the net income of Debtor is consolidated with the net loss of the sister corporation of Debtor (Lifeline Managed Home Care, Inc.), the consolidated net loss of the debtors is as shown below: $43,721.58 for the month of May 2003.

                                                                                                        As Reported in MORs
                                                                                                        -------------------

                                                                                              May 2003            June 2003
                                                                                              --------            ---------
            Net Income for Lifeline Managed Home Care, Inc. (03-42389-DML) for April 2003     $39,842.33           $51,373.79
            Net Loss for Lifeline Home Health Services, Inc. (02-47981-DML) for April 2003    (83,563.91)          (77,069.96)
                                                                                              -----------          -----------
               Consolidated Net Income for May 2003 and June 2003                             ($43,721.58)         ($25,696.17)

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 3
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                      MONTH           MONTH           MONTH         QUARTER
DISBURSEMENTS                                         Apr 2003       May 2003        Jun 2003         TOTAL


-------------------------------------------------------------------------------------------------------------------
1      CASH - BEGINNING OF MONTH                        78,878.62      139,112.94    29,512.59           78,878.62
-------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------
2      CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------
3      PREPETITION
-------------------------------------------------------------------------------------------------------------------
4      POSTPETITION                                    572,369.96      413,573.17   534,442.67        1,520,385.80
-------------------------------------------------------------------------------------------------------------------
5      TOTAL OPERATING RECEIPTS                        572,369.96      413,573.17   534,442.67        1,520,385.80
-------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------------
6      LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
7      SALE OF ASSETS
-------------------------------------------------------------------------------------------------------------------
8      OTHER (ATTACH LIST) -  COBRA Payments            11,176.84        7,278.87     4,129.13           22,584.84
-------------------------------------------------------------------------------------------------------------------
9      NON OPERATING RECEIPTS                           11,176.84        7,278.87     4,129.13           22,584.84
-------------------------------------------------------------------------------------------------------------------
10     TOTAL RECEIPTS                                  583,546.80      420,852.04   538,571.80        1,542,970.64
-------------------------------------------------------------------------------------------------------------------
11     TOTAL CASH AVAILABLE                            662,425.42      559,964.98   568,084.39        1,621,849.26
-------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------
12     NET PAYROLL                                     240,657.16      266,491.03   247,095.56          754,243.75
-------------------------------------------------------------------------------------------------------------------
13     PAYROLL TAXES PAID                               87,624.39      102,606.62   104,750.55          294,981.56
-------------------------------------------------------------------------------------------------------------------
14     SALES, USE & OTHER TAXES PAID
-------------------------------------------------------------------------------------------------------------------
15     SECURED / RENTAL/ LEASES                         17,543.46       17,585.79     4,364.33           39,493.58
-------------------------------------------------------------------------------------------------------------------
16     UTILITIES                                           896.62          705.61       981.17            2,583.40
-------------------------------------------------------------------------------------------------------------------
17     INSURANCE
-------------------------------------------------------------------------------------------------------------------
18     INVENTORY PURCHASES
-------------------------------------------------------------------------------------------------------------------
19     VEHICLE EXPENSES
-------------------------------------------------------------------------------------------------------------------
20     TRAVEL
-------------------------------------------------------------------------------------------------------------------
21     ENTERTAINMENT
-------------------------------------------------------------------------------------------------------------------
22     REPAIRS & MAINTENANCE
-------------------------------------------------------------------------------------------------------------------
23     SUPPLIES
-------------------------------------------------------------------------------------------------------------------
24     ADVERTISING
-------------------------------------------------------------------------------------------------------------------
25     OTHER (ATTACH LIST)                             153,499.85      127,517.28   124,407.62          405,424.75
-------------------------------------------------------------------------------------------------------------------
26     TOTAL OPERATING DISBURSEMENTS                   500,221.48      514,906.33   481,599.23        1,496,727.04
-------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------
27     PROFESSIONAL FEES                                15,000.00       15,000.00    15,000.00           45,000.00
-------------------------------------------------------------------------------------------------------------------
28     U.S. TRUSTEE FEES                                 3,750.00                                         3,750.00
-------------------------------------------------------------------------------------------------------------------
29     OTHER (ATTACH LIST) -  Copying fees for mailings  4,341.00          546.06       277.45            5,164.51
-------------------------------------------------------------------------------------------------------------------
30     TOTAL REORGANIZATION EXPENSES                    23,091.00       15,546.06    15,277.45           53,914.51
-------------------------------------------------------------------------------------------------------------------
31     TOTAL DISBURSEMENTS                             523,312.48      530,452.39   496,876.68        1,550,641.55
-------------------------------------------------------------------------------------------------------------------
32     NET CASH FLOW                                    60,234.32     (109,600.35)   41,695.12           (7,670.91)
-------------------------------------------------------------------------------------------------------------------
33     CASH - END OF MONTH                             139,112.94       29,512.59    71,207.71           71,207.71
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       Monthly Operating Report

      ----------------------------------------------------
      CASE NAME:   LIFELINE HOME HEALTH SERVICES, INC.        ACCRUAL BASIS - 3
      ----------------------------------------------------
                                                              Page 2 of 2
      ----------------------------------------------------
      CASE NUMBER:     02-47981-DML
      ----------------------------------------------------


                                                                    Apr 2003                  May 2003                  Jun 2003
                                                                    --------                  --------                  --------
           Line 25 Other Operating Disbursements
                      401(k) remittance                             6,945.31                  8,310.66                  4,240.21
                      Answering Service                               405.94                    405.94                    405.94
                      Bank Fees                                     1,398.46                  1,443.26                  1,993.65
                      Bank One Adequate Protection Pymt             7,622.50                  7,622.50                  7,622.50
                      Computer Supplies/Services                    1,730.00                  4,135.20                  3,157.25
                      Consulting                                   12,944.69                 10,050.65                  8,500.00
                      Contract Labor                               21,153.56                 32,317.93                 19,519.53
                      Employee Background Checks                        4.00                     12.00                      2.00
                      Expense Reimbursements                        4,924.17                    362.00                  2,375.76
                      Federal unemployment taxes                    4,976.81
                      Insurance                                     2,858.79                  1,546.63                    926.71
                      License fees                                  3,500.00
                      Marketing                                                                                         2,378.80
                      Medical Insurance                            31,620.37                 33,250.06                 41,212.16
                      Medical Supplies                              3,000.00                  3,000.00                  6,055.52
                      Medical Waste Mgt                                19.67                     19.67                     19.67
                      Medicare Reimbursements                      12,260.67                  8,562.99                  9,365.00
                      Office Supplies                                 521.54                  4,353.54                  4,592.68
                      Pagers                                          293.01                    263.27                    289.96
                      Petty Cash                                    1,447.30                     80.50
                      Postage                                       1,192.00                  1,225.82                    532.31
                      Printing/Reproduction                         1,873.37                    590.82                  3,585.83
                      Repairs/Maintenance                           1,857.57                  1,573.09
                      State unemploymnet taxes                     24,008.42
                      Telephone                                     6,004.20                  4,535.91                  3,722.04
                      Misc expenses                                   937.50                  3,854.84                  3,910.10
                                                                -----------------------------------------------------------------
                                                                  153,499.85                127,517.28                124,407.62



--------------------------------------------------------------------------------
                                                        Monthly Operating Report
CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 4
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML

-------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULE          MONTH           MONTH          MONTH
                                                                     AMOUNT         ----------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                             Apr 2003        May 2003       Jun 2003
----------------------------------------------------------------------------------------------------------------------------------
   1     0 - 30                                                                        76,644.52      68,422.24        61,614.97
----------------------------------------------------------------------------------------------------------------------------------
   2     31 - 60                                                                      136,420.25     121,785.35       109,669.03
----------------------------------------------------------------------------------------------------------------------------------
   3     61 - 90                                                                      125,559.61     112,089.82       100,938.10
----------------------------------------------------------------------------------------------------------------------------------
   4     91+                                                                          463,552.89     413,823.84       372,652.86
----------------------------------------------------------------------------------------------------------------------------------
   5     TOTAL ACCOUNTS RECEIVABLE                                       855,457.35   802,177.27     716,121.25       644,874.96
----------------------------------------------------------------------------------------------------------------------------------
   6     AMOUNT CONSIDERED UNCOLLECTIBLE
----------------------------------------------------------------------------------------------------------------------------------
   7     ACCOUNTS RECEIVABLE (NET)                                       855,457.35  802,177.27    716,121.25       644,874.96
----------------------------------------------------------------------------------------------------------------------------------


AGING OF POST PETITION TAXES & PAYABLES                                         MONTH: June 2003
----------------------------------------------------------------------------------------------------------------------------------
                                                    0 - 30         31 - 60       61 - 90       91+
TAXES  PAYABLES                                      DAYS            DAYS         DAYS         DAYS                      TOTAL
----------------------------------------------------------------------------------------------------------------------------------
   1     FEDERAL                                     None            None         None       678,779.37          678,779.37
----------------------------------------------------------------------------------------------------------------------------------
   2     STATE
----------------------------------------------------------------------------------------------------------------------------------
   3     LOCAL
----------------------------------------------------------------------------------------------------------------------------------
   4     OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
   5     TOTAL TAXES PAYABLE                         None            None         None       678,779.37          678,779.37
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
   6     ACCOUNTS PAYABLE                            None            None         None         None                  None
----------------------------------------------------------------------------------------------------------------------------------


STATUS OF POST PETITION TAXES                             MONTH: June 2003
--------------------------------------------------------------------------------------------------------------------------------
                                                                             AMOUNT
                                                        BEGINNING           WITHHELD
                                                          TAX                AND/OR              AMOUNT              ENDING TAX
FEDERAL                                                 LIABILITY*           ACCRUED              PAID                LIABILITY
--------------------------------------------------------------------------------------------------------------------------------
   1     WITHHOLDING **  (1)                              None              104,750.55            104,740.55               None
--------------------------------------------------------------------------------------------------------------------------------
   2     FICA-EMPLOYEE **  (1)                            None               (1)                  (1)                     None
--------------------------------------------------------------------------------------------------------------------------------
   3     FICA-EMPLOYER **  (1)                            None               (1)                  (1)                     None
--------------------------------------------------------------------------------------------------------------------------------
   4     UNEMPLOYMENT  (1)                                None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   5     INCOME  (2)                                      None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   6     OTHER (ATTACH LIST)                              None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   7     TOTAL FEDERAL TAXES                              None              104,740.55           104,740.55               None
--------------------------------------------------------------------------------------------------------------------------------
STATE & LOCAL
--------------------------------------------------------------------------------------------------------------------------------
   8     WITHHOLDING  (1)                                 None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   9     SALES  (3)                                       None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   10    EXCISE  (4)                                      None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   11    UNEMPLOYMENT  (1)                                None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   12    REAL PROPERTY  (5)                               None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   13    PERSONAL PROPERTY                                6,029.46          None                  None                 6,029.46
--------------------------------------------------------------------------------------------------------------------------------
   14    OTHER (ATTACH LIST)                              None              None                  None                    None
--------------------------------------------------------------------------------------------------------------------------------
   15    TOTAL STATE & LOCAL                              6,029.46          None                  None                  6,029.46
--------------------------------------------------------------------------------------------------------------------------------
   16    TOTAL TAXES                                      6,029.46       104,740.55           104,740.55                6,029.46
--------------------------------------------------------------------------------------------------------------------------------

*         The beginning tax liability  should  represent the liability  from the prior  month or if this is the  first  operating  report,  the  amount should be zero.
**        Attach  photocopies  of IRS Form 6123 of your FTD coupon  and  payment receipt to verify payment or deposit
(1)       Amount on Line 1 also includes "FICA-Employee" and "FICA-Employer"
(2)       Debtor files a consolidated IRS Form 1120 with its parent, The Phoenix
          Group  Corporation.  For the  calendar  year ending  December 31, 2001
          (filed 9-15-02),  the consolidated  group reports a net operating loss carryforward of $48,302,006.
(3)       Debtor's activities are not subject to state sales taxes.
(4)       Debtor's activities are not subject to excise taxes.
(5)       Debtor owns no real property.
===================================================================================================================================

-------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 5
-------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investments accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

----------------

----------------

----------------

----------------

----------------

----------------








------------------------------------------------------------------------------------------------------------------------------------
                                                     MONTH:            MONTH:           MONTH:
                                                 June 1, 2003     June 1, 2003     June 1, 2003
                                                  thru June 30,     thru June 30,     thru May 30,
                                                     2003              2003             2003
------------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                             ACCOUNT #1             ACCOUNT #2    (see schedule below)
------------------------------------------------------------------------------------------------------------------------------------
A    BANK:                                       Wells Fargo           Wells Fargo    (see schedule below)
------------------------------------------------------------------------------------------------------------------------------------
B    ACCOUNT NUMBER:                             4950029249            4950029231     (see schedule below)          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
C    PURPOSE: (TYPE)                             Operating (1)         Payroll (2)    (see schedule below)
------------------------------------------------------------------------------------------------------------------------------------
         1   BALANCE PER BANK STATEMENT               0.00              0.00               239,532.45                   239,532.45
------------------------------------------------------------------------------------------------------------------------------------
         2   ADD: TOTAL DEPOSITS NOT CREDITED         0.00              0.00                     0.00                         0.00
------------------------------------------------------------------------------------------------------------------------------------
         3   SUBTRACT: OUTSTANDING CHECKS             0.00              0.00               170,325.24                   170,325.24
------------------------------------------------------------------------------------------------------------------------------------
         4   OTHER RECONCILING ITEMS                                                             0.50       Petty cash    2,000.00
------------------------------------------------------------------------------------------------------------------------------------
         5   MONTH END BALANCE PER BOOKS              0.00              0.00                69,207.71                    71,207.71
------------------------------------------------------------------------------------------------------------------------------------
         6   NUMBER OF LAST CHECK WRITTEN         20000625            201652                      N/A
------------------------------------------------------------------------------------------------------------------------------------

       INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------------------------------------
       BANK, ACCOUNT NAME &  NUMBER:          DATE OF PURCHASE     TYPE OF INSTRUMENT    PURCHASE PRICE      CURRENT VALUE
----------------------------------------------------------------------------------------------------------------------------------
         7   [None]
----------------------------------------------------------------------------------------------------------------------------------
         8
----------------------------------------------------------------------------------------------------------------------------------
         9
----------------------------------------------------------------------------------------------------------------------------------
        10
----------------------------------------------------------------------------------------------------------------------------------
        11   TOTAL INVESTMENT                                                                                  None
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
       CASH
----------------------------------------------------------------------------------------------------------------------------------
        12   CURRENCY ON HAND                                                                                  None
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
        13   TOTAL CASH - END OF MONTH                                                                       71,207.71
----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------      MONTH:         MONTH:             MONTH:
Supplementary Bank Reconciliation Schedule   June 1, 2003     June 1, 2003      June 1, 2003
------------------------------------------- thru  June 30,   thru  June 30,    thru  June 30,
                                                   2003         2003               2003
----------------------------------------------------------------------------------------------------------------------------
     BANK RECONCILIATIONS                       ACCOUNT #3      ACCOUNT #4       ACCOUNT #5
----------------------------------------------------------------------------------------------------------------------------
      A  BANK:                                 Wells Fargo       Bank One         Bank One                     TOTAL
----------------------------------------------------------------------------------------------------------------------------
      B  ACCOUNT NUMBER:                        4950026815       639263383        639263391
----------------------------------------------------------------------------------------------------------------------------
      C  PURPOSE: (TYPE)                       Treasury (3)      Operating         Payroll
-----------------------------------------------------------------------------------------------------------------------------
     1   BALANCE PER BANK STATEMENT           66,236.33         165,610.78         7,685.34                   239,532.45
-----------------------------------------------------------------------------------------------------------------------------
     2   ADD: TOTAL DEPOSITS NOT CREDITED                             0.00             0.00                         0.00
-----------------------------------------------------------------------------------------------------------------------------
     3   SUBTRACT: OUTSTANDING CHECKS                           114,176.10        56,149.14                   170,325.24
-----------------------------------------------------------------------------------------------------------------------------
     4   OTHER RECONCILING ITEMS                   0.50                                                              0.50
-----------------------------------------------------------------------------------------------------------------------------
     5   MONTH END BALANCE PER BOOKS          66,236.83          51,434.68       (48,463.80)                    69,207.71
-----------------------------------------------------------------------------------------------------------------------------
     6   NUMBER OF LAST CHECK WRITTEN               N/A             N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------------

(1) This checking account is a zero-balance account that is funded from Wells Fargo account #4496883083

(2) This checking account is a zero-balance account that is funded from Wells Fargo account #4496883083

(3) This checking account is a master account for the two preceding checking accounts. This account funds the other accounts on an as-needed basis.

================================================================================
                                                        Monthly Operating Report
--------------------------------------------------------------------------------
CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 6
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML
--------------------------------------------------------------------------------

                                                             MONTH: June 2003
--------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101 (31) (a)-(f) of the U.S. Bankruptcy Code) and to professionals. Also, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.) attach additional sheets if necessary.





------------------------------------------------------------------------------------------------------------------------------------
                                       INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
                                                 TYPE OF                                   TOTAL PAID TO
                           NAME                  PAYMENT            AMOUNT PAID                DATE
------------------------------------------------------------------------------------------------------------------------------------
1                       Michael Poss            Compensation          10,416.67              69,220.45
-----------------------------------------------------------------------------------------------------------------------------------
2                       Frank Yetter            Compensation                                 13,225.81
-----------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6  TOTAL PAYMENTS TO INSIDERS                                                               82,446.26
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                       DATE OF COURT
                                          ORDER                                                   TOTAL
                                       AUTHORIZING    AMOUNT         AMOUNT     TOTAL PAID     INCURRED &
           NAME                         PAYMENT      APRROVED         PAID         TO DATE        UNPAID*
------------------------------------------------------------------------------------------------------------------------------------
1       Adorno & Yoss                                                             15,000.00      15,000.00
------------------------------------------------------------------------------------------------------------------------------------
2       Simon, Warner & Doby, LLP                                                 85,000.00     100,000.00
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6  TOTAL PAYMENTS TO PROFESSIONALS         None         None          None        100,000.00    100,000.00
------------------------------------------------------------------------------------------------------------------------------------

*    Include all fees incurred both approved and unapproved

-----------------------------------------------------------------------------------------------------------------------------------
                      Postpetition status of secured notes, leases payable and adequate protection payments
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULED
                                                         MONTHLY            AMOUNTS PAID       TOTAL UNPAID
                  NAME OF CREDITOR                       PAMOUNTS           DURING MONTH       POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------------
 1  Bank One                                             7,622.50               7,622.50           None
-----------------------------------------------------------------------------------------------------------------------------------
 2  Medicare Fund                                        9,365.00               9,365.00           None
-----------------------------------------------------------------------------------------------------------------------------------
 3  Kyocera Mita                                         1,624.58               1,624.58           None
-----------------------------------------------------------------------------------------------------------------------------------
 4
-----------------------------------------------------------------------------------------------------------------------------------
 5
-----------------------------------------------------------------------------------------------------------------------------------
 6  TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

--------------------------------------------------------------------------------
CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML
--------------------------------------------------------------------------------
                                                            MONTH: June 2003

--------------------------------------------------------------------------------
Questionnaire
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                  NO
------------------------------------------------------------------------------------------------------------------------------------
1   Have any assets been sold or transferred outside the normal course of business this
    reporting period?                                                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
2   Have any funds been disbursed from any account other than a debtor in possession account?                                 X
------------------------------------------------------------------------------------------------------------------------------------
3   Are any post petition receivables (accounts, notes, or loans) due from related parties?                                   X
------------------------------------------------------------------------------------------------------------------------------------
4   Have any payments been made on petition liabilities this reporting period?                                                X
------------------------------------------------------------------------------------------------------------------------------------
5   Have any postpetition loans been received by the debtor from any party?                                                   X
------------------------------------------------------------------------------------------------------------------------------------
6   Are any postpetition payroll taxes due?                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
7   Are any postpetition state or federal income taxes past due?                                                              X
------------------------------------------------------------------------------------------------------------------------------------
8   Are any postpetition real estate taxes past due?                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
9   Are any postpetition taxes past due?                                                                                      X
------------------------------------------------------------------------------------------------------------------------------------
10  Are any amounts owed to postpetition creditors delinquent?                                                                X
------------------------------------------------------------------------------------------------------------------------------------
11  Have any prepetition taxes been paid during the reporting period?                                                         X
------------------------------------------------------------------------------------------------------------------------------------
12  Are any wage payments past due?                                                                                           X
------------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above any of the above questions is "yes" provide a etailed explanation of each item. Attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------------------------------
Insurance
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                  NO
------------------------------------------------------------------------------------------------------------------------------------
1  Are workers compensation, general liability, and other       See explanation below
   necessary insurance coverage's in effect?
------------------------------------------------------------------------------------------------------------------------------------
2  Are all premium payments paid current?                                                               X
------------------------------------------------------------------------------------------------------------------------------------
3  Please itemize policies below
------------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above any of the above questions is "no," or if any policies have been cancelled or not renewed during this reporting period,  provide an explanation below.  Attach additional sheets if necessary.

Debtor does not maintain workers compensation coverage.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Payment Amount
Type of Policy                                                                  Carrier              Period Covered     & Frequency
-----------------------------------------------------------------------------------------------------------------------------------
  General liability and professional liability                                  Chicago Insurance     7/16/2002 to
                                                                                Companies             7/16/2003
-----------------------------------------------------------------------------------------------------------------------------------
  Casualty insurance for tangible assets                                        [Currently in negotiations for renewal]
-----------------------------------------------------------------------------------------------------------------------------------
  Workers compensation insurance and unemployment insurance                     None
-----------------------------------------------------------------------------------------------------------------------------------